EXHIBIT 1
                                  ---------













                     REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
   Miraglia, Inc.

     We have audited the accompanying balance sheet of Miraglia, Inc. (the "Company") as of May 31, 1998 and the related statements of income and retained earnings, and cash flows for the ten months then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provided a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Miraglia, Inc. as of May 31, 1998 and the results of its operations and cash flows for the ten months then ended in conformity with generally accepted accounting principles.



/s/ TOLLEFSON & CLANCEY
-----------------------

Tollefson & Clancey
Certified Public Accountants
San Leandro, California
September 17, 1998


























                                MIRAGLIA, INC.
                                BALANCE SHEET
                                 MAY 31, 1998
                            (amounts in thousands)
                            ----------------------

                              ASSETS
          Cash........................................    $  1,491
          Loans.......................................       1,116
          Trade accounts receivable...................         218
          Inventories.................................          97
          Other.......................................           5
                                                          --------
             Total current assets.....................       2,927
          Property and equipment, net.................         300
          Intangible assets, net......................         520
          Other.......................................          34
                                                          --------
                                                          $  3,781
                                                          ========


             LIABILITIES AND STOCKHOLDERS' EQUITY
          Accounts payable and accrued expenses.......    $  1,178
          Notes payable...............................         939
                                                          --------
             Total liabilities........................       2,117
                                                          --------
          Stockholders' equity
             Common stock; no par value; 1,100,000
               shares authorized; 1,074,703 shares
               issued and outstanding.................         161
          Retained earnings...........................       1,503
                                                          --------
                                                             1,664
                                                          --------
                                                          $  3,781
                                                          ========

                     The accompanying notes are an
              integral part of these financial statements

















                               MIRAGLIA, INC.
                STATEMENT OF INCOME AND RETAINED EARNINGS
                  FOR THE TEN MONTHS ENDED MAY 31, 1998
                          (amounts in thousands)
                ------------------------------------------

    Revenues:
          Sales............................   $  1,903
          Service charges..................      2,527
          Check cashing fees...............        928
          Other............................        522
                                              --------
                                                 5,880
                                              --------
    Cost of goods sold and expenses:
          Cost of goods sold...............      1,129
          Operating expenses...............      3,775
          Interest expense.................         49
          Depreciation.....................        125
          Amortization.....................         22
          Administrative expenses..........        138
                                              --------
                                                 5,238
                                              --------
    Net income before income taxes.........        642
    Retained earnings at the beginning
      of the period........................        861
                                              --------
    Retained earnings at the end of the
      period...............................   $  1,503
                                              ========


                       The accompanying notes are an
               integral part of these financial statements.






















                               MIRAGLIA, INC.
                          STATEMENT OF CASH FLOWS
                   FOR THE TEN MONTHS ENDED MAY 31, 1998
                          (amounts in thousands)
                   -------------------------------------

     Cash flows from operating activities:
          Net income.......................................    $    642
          Adjustments to reconcile net income to net cash
            provided by operating activities:
          Depreciation and amortization....................         147
     (Increase) decrease in:
          Trade accounts receivable........................         157
          Inventories......................................         (32)
          Other............................................         (30)
     Increase (decrease) in:
          Accounts payable and accrued expenses............         941
                                                               --------
     Net cash flows provided by operating activities.......       1,825
                                                               --------
     Cash flows from investing activities:
          Net increase in loans............................        (548)
          Purchases of property and equipment..............         (94)
          Purchases of existing stores.....................        (554)
                                                               --------
     Net cash flows used for investing activities..........      (1,196)
                                                               --------
     Cash flows from for financing activities:
          Proceeds from debt...............................         573
          Shareholder distributions........................        (647)
                                                               --------
     Net cash flows used for financing activities..........         (74)
                                                               --------
     Increase in cash......................................         555
     Cash at beginning of the period.......................         936
                                                               --------
     Cash at end of the period.............................    $  1,491
                                                               ========

                      The accompanying notes are an
               integral part of these financial statements.












                               MIRAGLIA, INC.
                      NOTES TO FINANCIAL STATEMENTS
                      -----------------------------


NOTE 1 - ORGANIZATION AND NATURE OF THE COMPANY
-----------------------------------------------

Miraglia, Inc. ("the Company") was organized June 29, 1995, and is a Subchapter S Corporation for income tax purposes. The Company is engaged in operating a chain of eleven check cashing outlets in California and Washington which do business under the name Cash & Go. These outlets provide a wide range of financial services including check cashing, money order sales, wire transfers and short term lending. The Company also owns Answers, etc., which is a provider of computer operating systems to other third-party check cashing businesses.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
---------------------------------------------------

The following is a summary of significant accounting policies followed in the preparation of these financial statements.

Principles of consolidation - The accompanying consolidated financial statements of the Company include the accounts of Miraglia, Inc., Vanraglia I, Inc., Vanraglia II, Inc., Vanraglia III, Inc. and Vanraglia IV, Inc. All significant intercompany accounts and transactions have been eliminated.

Loans and income recognition - Consumer loans ("loans") are generally made for periods ranging from one to fourteen days. Service charges relating to such loans are recognized as service charge income when the loan is made. Bad debts relating to such loans are recognized as bad debt expense in the period these items are returned by the bank, and subsequent collections of bad debts are credited to the same expense account in the period of recovery. Revenue associated with the sale of computer systems is recognized when installation of such systems is substantially completed.

Inventories - Inventories represent computer equipment held by Answers, etc. awaiting setup and installation under existing sales contracts to third parties. The cost of inventory is determined based upon specific identification, and is stated at the lower of cost or market.

Property and equipment - Property and equipment are recorded at cost. Depreciation is calculated based upon accelerated methods using estimated useful lives of five to thirty-nine years. Maintenance and repairs are charged to expense as incurred; renewals and betterments are charged to the appropriate property and equipment accounts. Upon sale or retirement of depreciable assets, the cost and related accumulated depreciation is removed from the accounts, and the resulting gain or loss is included in the results of operations in the period retired.

Intangible assets - Intangible assets consist of the excess of purchase price over net assets acquired and non-compete agreements. Excess purchase price over net assets acquired is being amortized on a straight-line basis over an estimated useful life of forty years, and payments relative to non-compete agreements are amortized over their estimated useful lives.

Returned checks - The Company charges operations for losses on returned checks in the period such checks are returned, since ultimate collection of these items is uncertain. Recoveries on returned checks are credited in the period when the recovery is received.

Operating expenses - Direct costs incurred in operating the stores and the software company have been classified as operating expenses. Operating expenses include salaries, rent and other occupancy costs, bank charges, security costs, net returned checks and other costs.

Income taxes - No provision for income taxes is made in the accompanying financial statements of the Company because it is not subject to income tax due to the fact that the Company is a subchapter S corporation for federal income tax purposes. The taxable income or loss and other tax attributes of the Company's activities flow through to the shareholders and are reportable in their respective tax returns.

Long lived assets - Long-lived assets (i.e., property, plant and equipment and intangible assets) are reviewed for impairment whenever events or changes in circumstances indicate that the net book value of the asset may not be recoverable. An impairment loss would be recognized if the sum of the expected future cash flows (undiscounted and before interest) from the use of the asset is less than the net book value of the asset. Generally, the amount of the impairment loss is measured as the difference between the net book value of the assets and the estimated fair value of the related assets.

Fair value of financial instruments - The fair value of financial instruments is determined by reference to various market data and other valuation techniques, as appropriate. Unless otherwise disclosed, the fair values of financial instruments approximate their recorded values, due primarily to their short-term nature.

Advertising - The Company expenses the costs of advertising the first time the advertising takes place.

Pervasiveness of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and related revenues and expenses and disclosure of gain and loss contingencies at the date of the financial statements. Such estimates and assumptions are subject to a number of risks and uncertainties which may cause actual results to differ materially from the Company's estimates.

NOTE 3 - BUSINESS ACQUISITIONS
------------------------------

During the ten months ended May 31, 1998 the Company acquired three individual check cashing stores in Northern California for an aggregate purchase price of $300,000. These acquisitions were financed primarily with cash generated through operations of the Company.

NOTE 4 - PROPERTY AND EQUIPMENT
-------------------------------

Property and equipment consist of the following as of May 31, 1998 (amounts in thousands):

            Furniture, fixtures and equipment..........   $    424
            Leasehold improvements.....................        139
                                                          --------
                                                               563
            Less:  accumulated depreciation............       (263)
                                                          --------
                                                          $    300
                                                          ========

NOTE 5 - NOTES PAYABLE
----------------------

Notes payable at May 31, 1998 consist of the following (amounts in thousands):

     Demand note payable to a corporation; unsecured;
        bearing interest at prime plus 1%; interest
        and principal due on demand, or at maturity
        no later than January 31, 2001.................   $    400
     Demand note payable to a corporation; unsecured;
        bearing interest at 9.5%; interest payable
        monthly, with principal due upon demand........        375
     Demand note payable to an individual; unsecured;
        bearing no interest............................         42
     Demand note payable to an individual; unsecured;
        bearing no interest............................         67
     Demand note payable to an individual; unsecured;
        bearing no interest............................         55
                                                          --------
                                                          $    939
                                                          ========

NOTE 6 - COMMITMENTS
--------------------

The Company leases certain of its facilities under operating leases with terms ranging from three to ten years. Some facility leases contain renewal options, the exercise of which is dependent on the level of business conducted at the facility. Remaining future minimum rentals due under non-cancelable leases are as follows (amounts in thousands):


             Year ending May 31,
             -------------------
             1999......................   $    428
             2000......................        417
             2001......................        369
             2002......................        311
             2003......................        228
             Thereafter................        753
                                          --------
                                          $  2,506
                                          ========


NOTE 7 - ACCOUNTS PAYABLE AND ACCRUED EXPENSES
----------------------------------------------

Accounts payable and accrued expenses consist of the following at May 31, 1998 (in thousands):

             Accounts payable................   $    448
             Money orders payable............        567
             Wire transfers payable..........        163
                                                --------
                                                $  1,178
                                                ========

NOTE 8 - RELATED PARTIES
------------------------

The Company leases space for its corporate office and for one of its stores in buildings partially owned by Blake Miraglia, president of Miraglia, Inc. In addition, the Company has, from time to time, borrowed funds from its shareholders. Such shareholder loans are included in notes payable as of May 31, 1998.

NOTE 9 - SUBSEQUENT EVENT
-------------------------

On June 4, 1998, First Cash, Inc., a Delaware corporation which maintains its headquarters in Arlington, Texas, acquired 100% of the outstanding capital stock of the Company in exchange for 850,000 shares of First Cash, Inc. common stock, $6,300,000 cash, and a $6,000,000 note payable bearing interest at 7%. Subsequent to this acquisition, the Company became a wholly owned subsidiary of First Cash, Inc. First Cash, Inc. acquired all assets of the Company and assumed all outstanding liabilities. The Company's majority shareholder, Blake Miraglia, subsequently entered into an employment agreement with First Cash, Inc.